[GRAPHIC]


                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                    THIRD QUARTER REPORT - SEPTEMBER 30, 1999

                                    * * * *

     MORNINGSTAR RATED(TM) GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL
                AND FOR THE THREE-YEAR PERIOD ENDED 9/30/99 AMON
                        1025 INTERNATIONAL EQUITY FUNDS.



TO OUR SHAREHOLDERS,

      The equity markets of most developed countries outside the United States performed well during the third quarter of 1999. During the second quarter, many emerging markets did well, but for the third quarter, it was Europe and Japan's turn. In the three months ended September 30, 1999, the Nikkei 225 Index appreciated by 14.2%, making Japan the top performing market for the quarter. Most of this gain, it must be mentioned, was due to the strength of the yen versus the dollar. During the quarter the yen appreciated from 121 per dollar to
106.3 per dollar. This is a significant move over a short period of time. The dollar also weakened against the euro, but not to the same extent. The strength of the euro helped the returns from European markets. For example, France and Switzerland rose by 4.5% and 3.6%, respectively. Against this, both the United Kingdom and German markets fell slightly. As a group, emerging markets declined by 5.5%. This correction came after a stellar performance, albeit from a depressed level, over the past year.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 1999, The Gabelli International Growth Fund's (the "Fund") total return was 6.23%. The Lipper International Fund Average and Morgan Stanley Capital International EAFE Index of international markets had returns of 3.90% and 4.46%, respectively, over the same period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 27.65% over the trailing twelve-month period. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 29.79% and 31.32%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

===================================================================================================================

                                                                    Quarter
                                                  -------------------------------------------
                                                    1st         2nd         3rd        4th           Year
                                                    ---         ---         ---        ---           ----
  1999:   Net Asset Value .....................   $15.94      $16.38       $17.40       __             __
          Total Return ........................     2.0%        2.8%         6.2%       __             __
--------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $17.03      $17.58       $14.74      $15.63         $15.63
          Total Return ........................    18.3%        3.2%       (16.2)%      14.7%          17.4%
--------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $13.51      $14.67       $15.31      $14.40         $14.40
          Total Return ........................     0.7%        8.6%         4.4%       (5.9)%          7.3%
--------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $11.71      $12.55       $12.53      $13.42         $13.42
          Total Return ........................     6.6%        7.2%        (0.2)%       7.1%          22.2%
--------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................      __         __         $10.57      $10.98         $10.98
          Total Return ........................      __         __           5.7%(b)     3.9%           9.8%(b)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1999 (A)

                1 Year ....................................   27.65%
                3 Year ....................................   14.51%
                Life of Fund (b) ..........................   16.00%
--------------------------------------------------------------------------------


                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
PAYMENT (EX) DATE                RATE PER SHARE               REINVESTMENT PRICE
-----------------                --------------               ------------------
December 28, 1998                   $1.260                          $15.49


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

================================================================================

      For the three-year period ended September 30, 1999, the Fund's total return averaged 14.51% annually, versus average annual total returns of 11.15% and 10.73% for the Lipper International Fund Average and Morgan Stanley EAFE Index, respectively. Since inception June 30, 1995 through September 30, 1999, the Fund had a cumulative total return of 88.15%, which equates to an average annual return of 16.00%.

OUR APPROACH

      We purchase attractively valued companies which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as the relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


       [The following table represents a pie chart in the printed piece.]

                    HOLDINGS BY GEOGRAPHIC REGION -- 9/30/99

                              Japan             29.7%
                              United Kingdom    22.0%
                              Other Europe      19.2%
                              Switzerland       12.0%
                              France             8.0%
                              Australia          5.1%
                              South Africa       1.6%
                              Canada             1.3%
                              United States      1.1%


COMMENTARY

      Perhaps the most important sign from the performance of international markets in the third quarter is that many had positive returns in the absence of U.S. market leadership. Apart from the Nasdaq Composite Index, the indices that measure the U.S. equity market's performance declined by about 6.5%. We believe that there are indications that overseas equity markets may begin to outperform the U.S. market, after having lagged for many years. This belief is based on our positive outlook for Europe and Japan as opposed to a bearish view of the U.S. market.

      The baton of leadership in economic growth is probably in the process of being passed from the U.S. to Europe and Japan. After suffering from very sluggish economic growth, Japan and Europe appear to be making a comeback. Recent economic news from Germany (the largest economy in Europe) and Italy suggest that growth is accelerating. These two countries have been trailing the Euroland pack in terms of economic activity.

      In Japan, the government authorities remain determined to keep in place the conditions necessary for the slow recovery that Japan is experiencing. Stronger growth in Europe and Japan should lead to improved corporate earnings.

      We believe that monetary conditions also favor international markets. This belief is based upon the situations of the major economic blocks in relation to the economic cycle. The U.S. is experiencing higher interest rates as the Federal Reserve attempts to cool the economy. In Japan, by contrast, the Bank of Japan remains committed to a zero interest rate policy. In Euroland, short term interest rates are 2.5% but are likely to rise in the near future to a more normal level nearer to 3.5%.

      We believe the investment case for Europe and Japan is primarily based upon what companies themselves are doing and is not dependent upon government action. In Europe, there are many examples of companies restructuring, cutting costs, focusing on core activities and attempting to create scale in their particular activity.

      Let's take a look at France. The French have decided to create "National Champions". BNP bought Paribas to extend its national reach in the banking industry. TotalFina has agreed to buy Elf Aquitaine to form the world's fourth largest oil company, and Sanofi has merged with Synthelabo resulting in a world class pharmaceutical company. Most recently, Carrefour and Promodes have agreed to merge and will become the world's second largest retailer behind Wal-Mart. What's next? Renault is likely to get together with Peugeot. These French companies will next look for opportunities outside France in a bid to become European champions. TotalFina is already making eyes towards ENI, the Italian state-controlled energy concern, and Seita, the French tobacco firm, is set to merge with Tabacalera of Spain.

      We anticipate that merger and acquisition activity will remain at a high level in Europe, which will underpin markets. European companies now understand that national governments will not protect them from a hostile bid but a high share price will.

      In Japan, more sectors of the economy are restructuring. In the last quarter, the world's largest bank was created when Industrial Bank of Japan, DKB and Fuji Bank agreed to merge. We expect further restructuring to occur among institutions operating in Japan's financial industry. Most of the Fund's top performing holdings during the past quarter were Japanese stocks. These included Obic, a software company specializing in small companies, Japan Telecom and Tokyo Broadcasting Systems. Among European holdings, the Fund's winners included Vodafone AirTouch, NRJ (the French radio station operator), and Swatch (the Swiss watch company).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 1999.

      COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,002.23 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco. Richemont recently swapped its tobacco business, Rothmans International, in exchange for a 25% stake in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T. and Vivendi, the French utility and media conglomerate, the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

CRH PLC (CRH.L - $19.26 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

GRANADA GROUP PLC (GAA.L - $8.57 - LONDON STOCK EXCHANGE) is a dominant media and hospitality company in the U.K. The company is focusing its efforts on building leading brands that offer a full range of products and services in their markets. Granada's strong management continues to lead an innovative marketing, positioning and pricing plan which has resulted in strong performance despite the weaker U.K. economy.

ITO YOKADO CO. LTD (8264.T - $82.39 - TOKYO STOCK EXCHANGE) is one of Japan's leading retailers and operates supermarkets mainly in Tokyo and Kanagawa, selling clothing, foodstuffs and household utensils. The company's subsidiaries include Seven-Eleven Japan. Ito Yokado ranks second in industry sales and is top-ranked in profits.

JAPAN TELECOM CO. LTD. (9434.T - $23,405.00 - TOKYO STOCK EXCHANGE) provides domestic long distance telephone and leased line services through its fiber optic cable network connected to local telephone exchanges owned by Nippon Telegraph & Telephone and local common carriers. The company also participates in other telecommunications-related businesses such as cellular telephone services. British Telecommunications and AT&T have each recently taken a significant stake in Japan Telecom and Vodafone AirTouch is a partner in its cellular operations.

NESTLE SA (NESZ.S - $93.96 - ZURICH STOCK EXCHANGE), based in Switzerland, is one of the world's leading food companies. Its major business groups include beverages, milk products, prepared dishes and confectionery. Nestle invented instant coffee and its brand Nescafe is the world's leading instant coffee. Other well known brands that Nestle controls include Perrier, Carnation, Stouffer's, Alcon and L'Oreal. Nestle's sales are spread over multiple regions of the world, with particularly strong positions in developing countries which, we believe, will contribute increasingly to revenues in the future. For example, twelve of the fifteen factories that Nestle opened in the past three years were located in emerging markets. We expect fairly strong profit growth in the medium term after a few years of lackluster performance.

NINTENDO CO. LTD. (7974.T - $158.97 - TOKYO STOCK EXCHANGE) is best known for its hand-held game machine called Game Boy. Nintendo is expected to soon introduce its next generation Game Boy, which is likely to have interactive capabilities. In addition, the company is also expected to introduce a replacement for the Nintendo 64 system to be called Dolphin. Nintendo is the leading electronic games company with a very strong balance sheet and a large amount of net cash.

NOVARTIS AG (NOVZN.S - $1,481.73 - ZURICH STOCK EXCHANGE) is the Swiss based pharmaceutical and life sciences company. Novartis is the largest pharmaceutical company in terms of sales and is also the largest global agrochemical company. Novartis' pharmaceutical business represents roughly two thirds of sales, with agribusiness comprising one quarter and the balance belonging to the nutrition business. Novartis' principal products include Sandimmune/Neoral, the organ transplant rejection drug, and Lescol, the lipid-lowering agent.

OBIC CO. LTD. (4684.T - $465.76 - TOKYO STOCK EXCHANGE) provides computer system integration, office automation, consultation, and system support services for small and medium size companies. The company also trades, sells, leases and maintains computer, peripheral and related systems in addition to developing customized software and network systems. Obic has sales ties with Fujitsu, Mitsubishi Electric, Hewlett-Packard, and IBM, and is also well positioned to benefit from proprietary software systems.

PEARSON PLC (PSON.L - $21.45 - LONDON STOCK EXCHANGE) is a leading global publisher with many strong brands. The company has tripled the size of its educational publishing unit through the Simon & Schuster acquisition as well as seen its Financial Times Group flourish both in print and electronically. Pearson will continue to grow as the company positions itself ahead of the trends that are shaping the industry. The company's television business continues to grow and its Internet content is strengthening.

ROCHE HOLDING AG (ROCZG.S - $11,558.95 - ZURICH STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics make up roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from Roche's acquisition of Boehringer Mannheim.

SONY CORP. (6758.T - $148.95 - TOKYO STOCK EXCHANGE) develops and manufactures consumer and industrial electronic equipment. The company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals, and telecommunication equipment. Sony will focus on evolving digital network technology in its electronics business. In July, the Columbia House record and video club subsidiary announced plans to merge with CDNow. After the merger, Sony will have a 37% stake in the new company.

THK CO. LTD. (6481.T - $29.40 - TOKYO STOCK EXCHANGE) is a manufacturer of linear motion (rolling linear motion guide) systems for various industrial machines, including machine tools. In addition, the company also manufactures feed screws, special bearings and mechanical tools. THK controls 70% of the domestic market within Japan and 50% of the worldwide market.

TOKYO BROADCASTING SYSTEM INC. (9401.T - $20.08 - TOKYO STOCK EXCHANGE) is a media company, nationally broadcasting television and radio programs. The company is active in television program production, film production, recorded music, and both domestic and international cable television programming. Tokyo Broadcasting also produces and sells software, videotapes, CD-ROMs, and DVDs. The company is in the process of launching digital satellite broadcasting in a joint venture with Sumitomo and is also considering spinning off its radio and other production divisions.

VODAFONE AIRTOUCH PLC (VOD - $237.75 - NYSE) has created a dominant global mobile communications service provider through the completion of its recent acquisition of AirTouch in the United States. The company has grown its customer base by over two million subscribers over the past year to command upwards of 37% of the wireless market, with nearly half of those subscribers outside of the United Kingdom. Vodafone continues to engage in agreements and joint ventures on a global basis, including the announcement of the formation of a cellular operator in the United States with Bell Atlantic and GTE and a $550 million investment in nine of Japan's regional cellular operators. Vodafone AirTouch will also continue to position itself to benefit from the growth of data traffic over its network.


MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      A  less  robust   performance  by  U.S.   capital   markets   relative  to
international markets may result in a weaker dollar. A lower dollar enhances the return to U.S.-based investors with overseas investments. However, as we have little confidence in our ability to forecast currency movements, the Fund will not hedge its currency exposure. In our last report, we commented that the Japanese authorities appeared determined to prevent the yen from strengthening below 120 yen per dollar. In fact, they were unsuccessful and the yen soared to 106 per dollar by the end of September. This move enhanced the return from our Japanese investments. Equally important, we remain surprised by the weakness of the euro throughout 1999, but maybe the euro will surprise the market and regain some of its losses.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                           Sincerely,

                                           /s/ Caesar Bryan
                                           --------------------------------
                                               CAESAR BRYAN
                                               President and Portfolio Manager

October 25, 1999

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999
                               ------------------

OBIC Co. Ltd.                                Roche Holding AG
Compagnie Financiere Richemont               THK Co. Ltd.
Vodafone AirTouch plc                        Nestle SA
CRH plc                                      Pearson plc
Novartis AG                                  Nintendo Co. Ltd.

--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================

                                                  MARKET
  SHARES                                          VALUE
  ------                                          ------
           COMMON STOCKS -- 99.7%
           BROADCASTING -- 8.7%
    6,500  Audiofina .......................  $    328,587
   72,000  Granada Group plc ...............       616,967
    1,650  NRJ SA ..........................       447,783
    5,400  Pathe SA ........................       558,029
   40,000  Publishing and Broadcasting Ltd.        238,907
   29,000  Tokyo Broadcasting System Inc. ..       582,362
                                              ------------
                                                 2,772,635
                                              ------------
           BUILDING AND CONSTRUCTION-- 2.7%
   45,000  CRH plc .........................       866,831
                                              ------------
           BUSINESS SERVICES -- 5.8%
   15,000  Asatsu-DK Inc. ..................       488,695
    5,833  Reuters Holdings plc, ADR .......       401,748
    3,000  Secom Co. Ltd. ..................       266,816
    3,000  Secom Co. Ltd., New+ ............       272,434
    6,000  Vivendi .........................       421,124
                                              ------------
                                                 1,850,817
                                              ------------
           CABLE -- 1.9%
    3,500  NTL Inc.+ .......................       336,328
   75,000  Telewest Communications plc .....       276,578
                                              ------------
                                                   612,906
                                              ------------
           COMMUNICATIONS EQUIPMENT-- 1.0%
    2,000  Mannesmann AG ...................       320,722
                                              ------------
           COMPUTER SOFTWARE AND
             SERVICES-- 5.2%
    1,000  Cresco Ltd. .....................        75,832
    2,400  Obic Co. Ltd. ...................     1,117,821
    4,000  Square Co. Ltd. .................       293,592
    3,000  Sumisho Computer Systems Corp. ..       171,324
                                              ------------
                                                 1,658,569
                                              ------------
           CONSUMER PRODUCTS -- 10.1%
    2,500  Christian Dior SA ...............       407,076
      520  Compagnie Financiere Richemont AG     1,051,561
   14,000  KAO Corp. .......................       394,514
    4,000  Nintendo Co. Ltd. ...............       635,866
      550  Swatch Group AG .................       427,611
   31,071  Unilever plc ....................       292,590
                                              ------------
                                                 3,209,218
                                              ------------
           ELECTRONICS -- 3.4%
   13,000  Fujitsu Ltd. ....................       404,063
    3,000  Sony Corp. ......................       446,847
    3,000  STMicroelectronics NV ...........       233,709
                                              ------------
                                                 1,084,619
                                              ------------
           ENERGY AND UTILITIES-- 2.8%
   23,000  BP Amoco plc ....................       419,922
    1,000  Elf Aquitaine SA ................       174,537
   48,000  ENI SpA .........................       300,885
                                              ------------
                                                   895,344
                                              ------------

           ENTERTAINMENT -- 2.6%
    1,050  Avex Inc. .......................       194,636
    6,000  Daiichi Kosho Co. Ltd. ..........       252,773
   50,000  EMI Group plc ...................       365,478
                                              ------------
                                                   812,887
                                              ------------
           EQUIPMENT AND SUPPLIES-- 2.1%
   23,000  THK Co. Ltd. ....................       676,122
                                              ------------
           FINANCIAL SERVICES-- 12.3%
   32,005  Bank of Ireland .................       261,252
   25,000  Bank of Scotland ................       298,186
   89,492  Colonial Ltd. ...................       324,792
    8,888  Invik & Co. AB, Cl. B ...........       569,535
    6,000  Jafco Co. Ltd. ..................       502,738
   23,000  Nikko Securities Co. Ltd. .......       193,793
    2,000  Nissin Co. Ltd. .................       133,502
   18,000  Prudential Corp. plc ............       276,479
    7,000  Safra Republic Holdings SA ......       406,000
   15,000  Schroders plc ...................       312,632
      200  Shohkoh Fund & Co. Ltd. .........       148,855
   23,000  Skandia Forsakrings AB ..........       480,044
                                              ------------
                                                 3,907,808
                                              ------------
           FOOD AND BEVERAGE -- 4.2%
  170,000  Foster's Brewing Group Ltd. .....       479,380
      800  Groupe Danone ...................       194,545
    7,000  Nestle SA, ADR ..................       657,746
                                              ------------
                                                 1,331,671
                                              ------------
           HEALTH CARE -- 11.0%
   14,126  AstraZeneca plc, London .........       588,799
      500  AstraZeneca plc, Stockholm ......        20,966
   23,000  Glaxo Wellcome plc ..............       599,780
    5,000  Japan Lifeline Co. Ltd. .........       112,344
      500  Novartis AG .....................       740,864
       60  Roche Holding AG ................       693,537
    8,000  Sanofi SA .......................       340,560
   20,000  SmithKline Beecham plc ..........       229,988
   10,000  SRL Inc. ........................       177,878
                                              ------------
                                                 3,504,716
                                              ------------
           METALS AND MINING -- 2.3%
    1,500  Anglogold Ltd. ..................        94,461
    5,000  Anglogold Ltd., ADR .............       157,188
   31,081  Antofagasta Holding plc .........       202,628
   37,500  Harmony Gold Mining Ltd. ........       225,843
    7,500  Harmony Gold Mining Ltd., ADR ...        45,000
                                              ------------
                                                   725,120
                                              ------------
           PUBLISHING -- 7.3%
   30,000  Arnoldo Mondadori Editore SpA ...       523,611
   91,573  Independent News & Media plc ....       482,410
   60,037  News Corp. Ltd. .................       421,362
   30,000  Pearson plc .....................       643,538
   24,000  Schibsted ASA ...................       237,041
                                              ------------
                                                 2,307,962
                                              ------------

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================

                                                  MARKET
  SHARES                                          VALUE
  ------                                          ------
           COMMON STOCKS (CONTINUED)
           RETAIL -- 2.3%
   10,000  Centros Comerciales Continente SA  $    242,755
    6,000  Ito Yokado Co. Ltd. .............       494,313
                                              ------------
                                                   737,068
                                              ------------
           TELECOMMUNICATIONS -- 7.3%
   37,000  Cable & Wireless plc ............       402,635
       20  Japan Telecom Co. Ltd. ..........       468,099
       50  Nippon Telegraph & Telephone Corp.      613,210
   15,000  Rogers Communications Inc., Cl. B+      253,589
   10,000  Rogers Communications Inc.,
             Cl. B, ADR+ ...................       168,125
   16,770  Telefonica SA ...................       268,247
   30,000  Telstra Corp. Ltd. ..............       155,524
                                              ------------
                                                 2,329,429
                                              ------------
           TRANSPORTATION -- 1.0%
   15,637  MIF Ltd. ........................       302,827
                                              ------------

           WIRELESS COMMUNICATIONS -- 5.7%
       15  NTT Mobile Communications
             Network Inc. ..................       294,902
   80,000  Telecom Italia Mobile SpA .......       497,218
    4,335  Vodafone AirTouch plc, ADR ......     1,030,646
                                              ------------
                                                 1,822,766
                                              ------------
           TOTAL COMMON STOCKS .............    31,730,037
                                              ------------

           OPTIONS -- 0.0%
           METALS AND MINING -- 0.0%
   16,000  Durban Roodepoort Deep Ltd.+ ....       $ 2,266
                                              ------------

           TOTAL INVESTMENTS -- 99.7%
             (Cost $25,939,807) ............    31,732,303

           OTHER ASSETS AND
             LIABILITIES (NET)-- 0.3% ......        81,177
                                              ------------

           NET ASSETS -- 100.0%
             (1,828,198 shares outstanding)   $ 31,813,480
                                              ============

           NET ASSET VALUE,
             OFFERING AND REDEMPTION
             PRICE PER SHARE ...............        $17.40
                                                   =======
----------------
+      Non-income producing security.
ADR -- American Depositary Receipt.


                                  % OF             MARKET
GEOGRAPHIC DIVERSIFICATION    MARKET VALUE          VALUE
--------------------------    ------------     -----------
Europe                            61.2%        $19,416,208
Japan                             29.7%          9,413,331
Asia/Pacific Rim                   5.1%          1,619,965
North America                      2.4%            758,042
South Africa                       1.6%            524,757
                                 ------        -----------
                                 100.0%        $31,732,303
                                 ======        ===========

================================================================================
                             GABELLI FAMILY OF FUNDS
================================================================================


GABELLI ASSET FUND  ____________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(NO-LOAD)                                 PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation.
(NO-LOAD)                                      PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  _________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND  _________________________________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation.
(NO-LOAD)                                  PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ________________________________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(NO-LOAD)                                     PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(NO-LOAD)                    PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND _________________________________________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(NO-LOAD)                  TEAM MANAGED: MARIO J. GABELLI, CFA, MARC J. GABELLI,
                                            LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND _____________________________________________________________
Seeks to invest in  securities  of  companies  believed to be  undervalued.  The
Fund's  primary  objective  is  long-term  capital   appreciation.
MAX. SALES CHARGE:51/2%                 PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI ABC FUND  ______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                    PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
(NO-LOAD)                                    PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
   (NO-LOAD)                                 TEAM MANAGER: MARIO J. GABELLI, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
   (NO-LOAD)                                     PORTFOLIO MANAGER: HART WOODSON

   GABELLI GLOBAL INTERACTIVE COUCH POTATO(R)FUND
   Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.
   (NO-LOAD)                                  PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
   (NO-LOAD)                  PORTFOLIO MANAGERS: MARC J. GABELLI & CAESAR BRYAN

GABELLI GOLD FUND ______________________________________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ______________________________________________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 1-800-GABELLI

  (1-800-422-3554) O FAX: 1-914-921-5118 O WWW.GABELLI.COM O INFO@GABELLI.COM
                   ONE CORPORATE CENTER, RYE, NEW YORK 10580

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                        Werner J. Roeder, MD
CHAIRMAN AND CHIEF                           MEDICAL DIRECTOR
INVESTMENT OFFICER                           LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                          Anthonie C. van Ekris
ATTORNEY-AT-LAW                              MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                    BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK


                         OFFICERS AND PORTFOLIO MANAGERS

Caesar Bryan                                 Bruce N. Alpert
PRESIDENT AND                                VICE PRESIDENT
PORTFOLIO MANAGER                            AND TREASURER

James E. McKee
SECRETARY

                                  DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q399SR


                                                            --------------------



                                                                  [PHOTO]



                                                            --------------------

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.




                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999